                           [Letterhead of Envirocare
                                 of Utah, Inc.]

                            ENVIROCARE OF UTAH, INC.
                         LOW-ACTIVITY RADIOACTIVE WASTE
                               DISPOSAL AGREEMENT

     THIS AGREEMENT made and entered into as of this 29 day of December, 1989, by and between NUCLEAR METALS, INC., having its general offices at 2229 Main Street, Concord, Massachusetts 01742 (hereinafter called "Customer"), and ENVIROCARE OF UTAH, INC., a Utah corporation, having its general offices at 215 South State Street Suite 1160, Salt Lake City, Utah 84111 (hereinafter called "Disposer").

                                  WITNESSETH:

     WHEREAS, Customer has certain quantities of waste materials as listed and described in Exhibit "A", attached hereto and made a part hereof (hereinafter called "Waste Material"), and desires to have Disposer receive and dispose of such material at its Clive, Utah, waste disposal facility (hereinafter called "The Facility"), which has been duly licensed by the State of Utah for receipt and disposal of such waste, and

     WHEREAS, attached hereto, reviewed by Customer, and made a part hereof is Disposer's license #UT2300249 issued by the State of Utah, together with amendments thereto which restrict the license and amendments thereto which expand the license to permit Disposer to handle the Waste Material which is the subject of this Agreement; and

     WHEREAS, Disposer understands the toxic nature and the radioactive characteristics of the Waste Material, as described in Exhibit "A" and is willing to receive, handle, store, and dispose of the Waste Material in accordance with Disposer's license, and other permit(s) or authorization(s) granted pursuant to applicable governmental laws, rules, regulations, ordinances, actions and requests (hereinafter referred to as "Regulations");

     NOW, THEREFORE, in consideration of the payments to be made by Customer to Disposer, as herein provided, and the mutual covenants and agreements herein contained, Customer hereby engages Disposer and Disposer hereby agrees to receive, handle, store, and dispose of the Waste Material described in Exhibit "A" upon the terms and conditions hereinafter set forth.

     1. WASTE MATERIAL. The Waste Material to be disposed of under this Agreement shall be only of the type and quantities set forth in Exhibit "A", which is attached hereto and by reference made a part hereof. The Customer shall commence shipment or delivery of the Waste Material to the Disposer only if said material conforms in every material respect to the description contained in Exhibit "A", and complies in every material respect with Disposer's license and other permit(s) or authorization(s) granted pursuant to the Regulations.

     Customer shall not mix or otherwise combine the Waste Material with any other material or products from any other party or source, nor present the same for receipt by Disposer.

     All Waste Material shall be __________________________________ when it arrives at The Facility as determined by the Standard Proctor Method.

     Customer shall execute properly and in full and deliver to Disposer the Radioactive Waste Shipment and Disposal Record Form, the Waste Profile Record Form, the Radiological Evaluation Form and the Physical Properties Evaluation Form submitted by Disposer. Disposer shall rely on the information and data set forth in said forms, and Customer represents and warrants that said information and data is true and correct in all respects and is in accordance with all applicable Regulations.

     2. NONCONFORMING WASTE MATERIAL. The Disposer shall have no obligation to receive, handle, store, or dispose of any waste material delivered at The Facility which does not in fact conform to and/or comply with Disposer's license and the Regulations. Upon discovering any nonconformity or noncompliance, the Disposer will give written notification to Customer. Disposer, at its sole option: (1) may remove or cause any nonconforming waste material to be removed and returned to Customer or (2) may demand that the Disposer remove or cause the material to be removed as soon as reasonably possible. All costs, expenses and/or fees for or resulting from the preparation for removal and/or removal of the material, including analysis and handling of the same, shall be paid by Customer without regard to whether removal is made or caused to be made by Disposer or by Customer. All costs, expenses and fees in transporting and in preparing to transport the material from The Facility shall be paid by Customer. If Disposer arranges for return of the material to Customer, the material shall be transported to Customer by such means of transportation as Disposer shall select.

     3. TRANSPORTATION AND DELIVERY. Customer shall transport and deliver the Waste Material or cause it to be transported and delivered to The Facility in the manner and pursuant to the schedule specified in Exhibit "B", which is attached hereto and by reference made a part hereof. The Waste Material shall be transported and delivered only in accordance with Exhibit "B" in "strong tight" containers as defined by 49 CFR 173 and approved by Disposer in writing before loading and shipment and in accordance with the Regulations. Disposer shall have no responsibility for arranging for, scheduling, or transporting the said material.

     The Customer shall notify Disposer in writing of each shipment ___________ prior to arrival of the shipment at The Facility.

     If the loaded vehicles and/or containers do not pass Disposer's inspection, Disposer shall give written notification to Customer, and Customer shall promptly remove the same from The Facility. under no circumstances shall such vehicles and/or containers be deemed or treated as accepted merely because the same are located on The Facility.

     Customer shall deliver the Waste Material at The Facility
_________________________________________. If delivery arrives after
_____________________________________________.

     Disposer shall unload and release transporting vehicles and containers in a timely fashion. If after unloading, Disposer determines that the vehicles and/or containers are contaminated, Disposer shall give written notification to Customer and Customer shall promptly arrange for the decontamination of the vehicles and/or containers. Disposer shall perform the necessary decontamination services, if Customer requests such services from Disposer, at the rate of
___________________________________________________.

     Customer acknowledges that the lawful and timely disposal of the Waste Material makes critical and vital the scheduling for delivery of the Waste Material to, The Facility. Customer, therefore, shall deliver the Waste Material at The Facility strictly according to the schedule set forth in Exhibit "B".

     4. PACKAGING. Customer shall be responsible for all packages and containers and warrants their compliance with the requirements and specifications in Exhibit "B", and with all rules, regulations, laws and/or ordinances which may be applicable to the safety, packaging, storage or transportation of such containers.

     5. REPRESENTATIONS AND WARRANTIES.

     CUSTOMER: Customer represents and warrants that (1) all Waste Material delivered to Disposer shall conform in every material respect to the description contained in Exhibit "A", (2) prior to delivery of the Waste Material to Disposer, Customer shall have obtained all required permits and approvals for shipment and delivery of the Material, (3) all vehicles, containers, packages, or equipment used by Customer in the shipment, transportation, or delivery of the Waste Material shall comply with all rules, regulations, laws, and/or ordinances which may be applicable to the safety, packaging, storage or transportation of such vehicles, containers, packages, or equipment, and (4) Customer, and its officers, employees, and agents, shall comply with the site regulations established by Disposer for The Facility and with all instructions and/or regulations of the Utah Department of Health and/or other governmental authority having jurisdiction over The Facility.

     DISPOSER: Disposer represents and warrants that it shall perform its services in compliance with the Regulations.

     6. INDEMNIFICATION. Customer shall indemnify, defend and save harmless Disposer, and Disposer's officers, employees, and agents, against any and all liability whatsoever, including all costs, expenses, and/or attorneys fees, which may arise out the breach of any representation or warranty of Customer contained in paragraph 5 above. This indemnification by the Customer is made notwithstanding the provisions of paragraph 8, and is not diminished or limited in any way by the said paragraph.

     Disposer shall indemnify, defend and save harmless Customer, and Customer's officers, employees, and agents, against any and all liability whatsoever, including all costs, expenses, and/or attorneys fees, which may arise out of the breach of any representation or warranty of Disposer contained in paragraph 5 above.

     7. PAYMENT. In consideration of the receipt, handling, storage, and disposal of the Waste Material, Customer shall make payment to Disposer at the rates and prices set forth in Exhibit "C", which is attached hereto and by reference made a part hereof, plus any and all __________________________ _______________________________ and ________________________________________
which are in effect as of the date the Waste Material is disposed of at The Facility or are placed in effect subsequent to such date.


     Measurement of the Waste Material shall be made by Disposer at any time prior to disposal and Disposer's measurements shall be conclusive.

     Disposer shall submit appropriate invoices to customer and shall keep copies of said invoices for a period of at least two years as a record of disposal. All invoices shall be due and payable by Customer upon receipt. ___________________________________________________________________________. If
Customer defaults in its payment obligations under this Agreement, it shall make payment to Disposer of all costs, expenses, and attorney fees, incurred by Disposer in effecting collection of said amounts. Failure to pay invoices when due shall constitute a material breach of this Agreement.

     Notwithstanding any language to the contrary contained herein, if Customer is in default of this Agreement Disposer may, at its sole election, (1) waive any such default on such terms as Disposer shall determine, including, but not limited to, accepting Waste Material from Customer on a prepaid basis; (2) suspend further performance by Disposer under this Agreement; or (3) declare Customer in default of this Agreement.

     8. TITLE TO WASTE MATERIAL. Upon the Disposer accepting and taking possession at The Facility of Waste Material conforming to the description in Exhibit "A", title, risk of loss, and all other incidents of ownership to the material shall thereupon transfer from Customer and shall be held by Disposer. Customer shall upon request by Disposer, sign and deliver to Disposer on its approved form, a bill of lading to all such material so delivered. Customer shall have no right to recovery of any material contained in the Waste Material nor any credit for its potential value. Customer shall nevertheless remain obligated in accordance with paragraph 2 above with regard to removal from The Facility of Waste Material.

     9. INSURANCE. Envirocare of Utah shall take out and maintain, at its expense, during the term of this Agreement at least the following insurance with respect to Disposer's ownership and operation of The Facility:

          COVERAGE                                     LIMITS
     (a)  Workman's compensation
     (b)  Employer's Liability
     (c)  Public Liability
          (Bodily Injury)
     (d)  Public Liability
          (Property Damage)
     (e)  Automotive Liability
          (Bodily Injury)
     (f)  Automotive Liability
          (Property Damage)

     10. FORCE MAJEURE. The performance of this Agreement, except for the payment of money owing for services actually rendered hereunder, may be suspended by either party in the event of national defense requirements, any act of God, war, riot, fire, explosion, accident, flood, sabotage, or lack of adequate fuel, power, raw materials, labor, containers or transportation facilities, or noncompliance by the other party with governmental requirements, laws, regulations, orders or actions, or because of breakage or failure of machinery or apparatus, or in the event of labor trouble, strike, lockout or injunction (provided that neither party shall be required to settle a labor dispute against its own best judgment), or any other event beyond the reasonable control of such party, which event prevents the delivery, transportation, acceptance or disposal of the Waste Material.

     11. INDEPENDENT CONTRACTOR. Customer and Disposer are each separate entities. Neither of them, nor their employees or agents, shall be deemed to be employees or agents of the other of them and their subcontractors are independent agents for all purposes and at all times.

     12. WAIVER. Any waiver by either party of the breach of any provision or condition of this Agreement shall not be construed or deemed to be a waiver of a subsequent breach of the same provision or condition, unless such waiver be expressed in writing and signed by the party to be bound.

     13. NOTICE. Any notice, communication or statement required or permitted to be given hereunder shall be in writing and deemed to have been sufficiently given when delivered in person or by registered or certified mail, postage prepaid, return receipt requested, or by telefax machine addressed as follows:

     CUSTOMER:    Nuclear Metals, Inc.
                  2229 Main Street
                  Concord, Massachusetts  01742

                  Telefax # (508) 369-5410  ext. 500

     DISPOSER:    Envirocare of Utah, Inc.
                  215 South State Street, Suite 1160
                  Salt Lake City, Utah 84111
                  Attention: Mr. Khosrow B; Semnani

                  Telefax # (801) 537-7345

or at such other address as a party shall hereafter, in writing, direct.


     14. TERMINATION. Either party may terminate this Agreement by notice in writing in the event that the other party makes an assignment for the benefit of creditors; or admits in writing inability to pay debts as they mature; or a trustee or receiver of the other or of any substantial part of the other's assets is appointed by any court; or a proceeding is instituted under any provision of the Federal Bankruptcy Code by the other or against the other, and is acquiesced in or is not dismissed within 60 days, or results in an adjudication in bankruptcy.

     15. CONFIDENTIALITY. The parties shall treat as confidential property and not disclose to others during or subsequent to the term of this Agreement, except as is necessary to perform this Agreement hereunder and then only on a confidential basis satisfactory to both parties, and information, including technical information, experience or data, regarding the other party's plans, programs, plants, processes, products, disposal costs, equipment, operations, customers and/or the specific contractual terms contained herein which may come within the knowledge of the parties, their officers or their employees in the performance of this Agreement without in each instance securing the prior written consent of the other party. Disposer shall also treat as confidential and shall not disclose to other, except as required by law, governmental rules, regulations and/or orders, information relating to the composition of the Waste Material and/or the quantity of Waste Material delivered to it by Customer. Nothing herein, however, shall prevent either Disposer or Customer from disclosing to others or using in any manner information which either party can show:

    (a) Has been published and become part of the public domain other than by acts, omissions, or fault of Disposer or Customer or their employees.

    (b) Has been furnished or made known to Disposer or Customer by third parties other than those acting directly or indirectly for or on behalf of Customer or Disposer as a matter of legal right without restriction against disclosure.

    (c) Was in the other party's possession prior to the disclosure thereof by Customer or Disposer to each other.

     16. SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive expiration and/or termination of this Agreement.

     17. AMENDMENT/ASSIGNMENT. This Agreement may be amended or assigned only by the written agreement of the parties.

     18. BINDING. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     19. DEFAULT. In the event any party to this Agreement defaults in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney's fees, incurred by the other party in enforcing its rights arising hereunder.

     20. APPLICABLE LAW. This Agreement is entered into in the County of Salt Lake, State of Utah, shall be performed in the County of Tooele, State of Utah, and shall be governed and construed in accordance with the laws of the State of Utah. This Agreement is a contract for services, and passage to Disposer of title to Waste Material shall not cause the transaction to be characterized as a sale of goods.

     21. HEADINGS AND PARAGRAPH NUMBERS. Headings and paragraph numbers have been inserted herein solely for convenience and reference and shall not be construed to affect the meanings, construction or effect of this Agreement.

     22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     23. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the Agreement shall continue in full force and effect without the said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     24. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties hereto, and supersedes any language, term, condition, or other provision of any prior written materials, including any request for proposal, and any oral communications between the parties.

     IN WITNESS WHEREOF, Disposer and Customer have been caused this Agreement to be executed by its duly authorized representative(s) on the day and year set forth below.

ENVIROCARE OF UTAH, INC.           NUCLEAR METALS, INC.


By /s/ Khosrow Semnani             By /s/ R. B. MacKay     /s/ A.R. Gilman
   -----------------------------      -----------------------------------------
Title  President                   Title  V.P., Operations/V.P. Health/Safety

Date signed       2-20-90          Date signed           12-29-89
            --------------------               --------------------------------
                  (DISPOSER)                            (CUSTOMER)

                                  EXHIBIT "A"

                              NUCLEAR METALS, INC.

                       DESCRIPTION OF THE WASTE MATERIAL

The Waste Material to be disposed of is as follows:





as approved by the ___________________________________________________
_______________ (a copy attached) in response to the information provided by Customer describing the waste material.


Any post-delivery adjustment ________ which is required by Disposer pursuant to paragraph 1 of this Disposal Agreement will be performed by Disposer at Customer's expense as provided in Exhibit "C" of this Disposal Agreement.

                                  EXHIBIT "B"

                              NUCLEAR METALS, INC.

                               DELIVERY SCHEDULE

The Waste Material shall be delivered to the facility no later than December 31, 1990 in quantities which may total less but not more than ___________. The Waste Material shall be shipped and delivered in __________. ____________________________________________________________________ Shipment
shall be by ________________________________________________. "Exclusive use"
service shall be employed. Customer may, at its option, elect an alternative method of transportation of the Waste Material conditional upon it first obtaining the written agreement of Disposer as to such alternative transportation method and as to the price to be paid to Disposer for receipt and handling of said material pursuant to that alterative method. If Customer and Disposer agree to an alternative method of transportation, this Exhibit "B" shall thereupon be amended to reflect the agreement as to the alternative method. The Waste Material shall be delivered at such times and frequency as specifically set forth in written notice which Customer shall give to Disposer not less than thirty (30) days prior to delivery of the first shipment to The Facility.

                                  EXHIBIT "C"

                              NUCLEAR METALS, INC.

                                  PRICE SCHEDULE

The following charges will apply to Waste Material described in Exhibit "A" which meets each of the requirements of this Agreement:









If the delivery schedule requires The Facility to operate _______________ ___________, an additional charge of _________________________________
______________________ shall be added to the disposal charges given above.

                                 FIRST ADDENDUM
                                       TO
       DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN NUCLEAR METALS,
           INC. ("CUSTOMER") AND ENVIROCARE OF UTAH, INC. (DISPOSER")

                                R E C I T A L S

     1. Disposer has not received to date any Waste Material from the Customer (as defined in Exhibit "A" to the Disposal Agreement dated December 29, 1989), pursuant to the Disposal Agreement.

     2. Customer and Disposer desire to amend the Disposal Agreement in the particulars hereinafter provided.

     NOW THEREFORE, it is agreed as follows:

     1. Customer and Disposer agree the Waste Material shall be delivered to The Facility no later than December 31, 1991 _______, pursuant to the terms of the Disposal Agreement as modified by this first Addendum to Disposal Agreement.

     2. For the term of the Disposal Agreement and this First Addendum to Disposal Agreement, Disposer shall receive, handle, store and dispose of the Additional Waste Material from the Customer at the disposal rate outlined below:

                                   EXHIBIT "C"
                              NUCLEAR METALS, INC.
                                PRICE SCHEDULE

    The following charges will apply to all Waste Material (as defined in Exhibit "A" to the Disposal Agreement) delivered by Customer to Disposer which meets each of the requirements of this Agreement:

If the delivery schedule requires the Facility to operate _____________ an additional charge of _________________________________________________________
shall be added to the disposal charges given above.

If Waste Material _____________________, an additional charge of
________________________________________________________________________________
shall be added to the disposal charges given above.

     4. All terms and provisions of the Disposal Agreement remain in full force, effect and unchanged except as hereinabove specifically provided.

     THIS AGREEMENT made this eighteenth day of January, 1991.

ENVIROCARE OF UTAH, INC.           NUCLEAR METALS, INC.


By: /s/ Khosrow Semnani            By: /s/ R. B. MacKay   /s/ A. R. Gilman
    -----------------------------      ----------------------------------------
Title:  President                  Title: V.P., Operations V.P. Safety

Date Signed: February 25, 1991     Date Signed: January 31, 1991
     ----------------------------               -------------------------------

                                SECOND ADDENDUM
                                       TO
    DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN NUCLEAR METALS, INC.,
            ("CUSTOMER") AND ENVIROCARE OF UTAH, INC., ("DISPOSER").

                                   RECITALS:

      1. Disposer has received from the Customer approximately _______ of Waste Material (as defined in Exhibit A to the Disposal Agreement dated December
29, 1989, pursuant to the Disposal Agreement.

      2. By First Addendum dated January 18, 1991, Customer and Disposer amended said Disposal Agreement and now desire to further amend the Disposal Agreement in the particulars hereinafter provided.

      NOW THEREFORE, it is agreed as follows:

      1. This Second Addendum replaces and is executed in substitution of the First Addendum dated January 18, 1991.

      2. Customer and Disposer agree that Disposer will receive, within the time as herein provided and will handle, store and dispose of additional Waste Material, i.e. Waste Material _____________________________________ received from the Customer. Said additional waste material (hereinafter "Waste Material") shall be so received, handled, stored and disposed of pursuant to the terms of the Disposal Agreement and this Second Addendum to Disposal Agreement.

      3. FIRST/LAST SHIPMENT: The first shipment of Waste Material shall arrive at the Facility before January 31, 1992. The last shipment shall arrive at the Facility before December 31, 1994.

      4. For the term of the Disposal Agreement and this Second Addendum, Disposer shall receive, handle, store and dispose of the Waste Material contemplated by this Second addendum at the rates outlined below:

      5. Notwithstanding the terms of the Disposal Agreement and this Second Addendum, Disposer does reserve the right to refuse to accept all or any portion of the Waste Material contemplated by this Second Addendum in the event, conditional upon, and to the extent that any governmental agency or other authority having jurisdiction for the regulation or oversight of The Facility, including, but not limited to, the State of Utah and the Northwest Interstate Compact Committee, directs or requires that Disposer not accept delivery of said Waste Material at The Facility.

    6. The following charges will apply to all Waste Material (as defined in Exhibit "A" to the Disposal Agreement) contemplated by this Second Addendum and delivered by Customer to Disposer and which meets each of the requirements of this Agreement:

    If the delivery schedule requires the Facility to operate ____________, an additional charge of ____________ shall be added to the disposal charges given above.

    If Waste Material ________________, an additional charge of ______________ shall be added to the disposal charges given above.

    7. All terms and provisions of the Disposal Agreement remain in full force, effect and unchanged except as hereinabove specifically provided.


THIS AGREEMENT made this eleventh day of November, 1991.

ENVIROCARE OF UTAH, INC.                               NUCLEAR METALS, INC.


By:  /s/ Khosrow Semnani                    By:   /s/ R.B. MacKay
   --------------------------                    --------------------------


Title:     President                          Title:   V.P., Operations
      -----------------------                       ------------------------


Date Signed: 12/2/91                          Date Signed: November 22, 1991
            -----------------                             ------------------

                                                       NUCLEAR METALS, INC.


                                              By:   /s/ A. R. Gilman
                                                 --------------------------


                                              Title:   V.P. Health/Safety
                                                    -----------------------


                                              Date Signed: November 22, 1991
                                                          ------------------

                                 THIRD ADDENDUM
                                     TO THE
              DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN
                       NUCLEAR METALS, INC. ("CUSTOMER")
                   AND ENVIROCARE OF UTAH, INC., ("DISPOSER")

                                    RECITALS

      1. Disposer has received from the Customer as of January 31, 1995 approximately ____________ of Waste Material (as defined in Exhibit "A" to the Disposal Agreement dated December 29, 1989.

      2. Customer and Disposer desire to amend the Disposal Agreement in the particulars hereinafter provided.

      NOW THEREFORE, it is agreed as follows:

      1. Paragraph one (1) is amended extending the time during which the last shipment of Waste Material may arrive at The Facility to July 31, 1995.

      2. Disposer shall accept and dispose of __ constituting of __________. The disposal cost for said ___ shall be _________________ will be figured at
___________________.

      3. All terms and provisions of the Disposal Agreement and previous Addendums remain in full force, effect and unchanged except as hereinabove specifically provided.

THIS AGREEMENT made this 22nd day of March, 1995.

ENVIROCARE OF UTAH, INC.                             NUCLEAR METALS, INC.

By: /s/ Charles A. Judd                         By: /s/ Frank J. Vumbaco
   -------------------------                       -------------------------
        Charles A. Judd

Title: Vice President                           Title: VP Health & Safety
      ----------------------                          ----------------------

Date Signed:  5/2/95                            Date Signed:     3/23/95
            ----------------                                -----------------

                                FOURTH ADDENDUM
                                     TO THE
           DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN
                       NUCLEAR METALS, INC. ("CUSTOMER")
                   AND ENVIROCARE OF UTAH, INC. ("DISPOSER")

                                    RECITALS

      1. Disposer has received from the Customer as of July 31, 1995, approximately __________ of Waste Material (as defined in Exhibit "A" to the Disposal Agreement dated Dated December 29, 1989.

      2. Customer and Disposer desire to amend the Disposal Agreement in the particulars hereinafter provided.

      NOW THEREFORE, it is agreed as follows:

      1. Paragraph one (1) is amended extending the time during which the last shipment of Waste Material may arrive at The Facility to December 31, 1996.

      2. Disposer shall accept and dispose of all waste material at a disposal cost of ______________.

      3. All terms and provisions of the Disposal Agreement and previous Addendums remain in full force, effect and unchanged except as hereinabove specifically provided.

THIS AGREEMENT made this 16th day of August 1995.

ENVIROCARE OF UTAH, INC.                             NUCLEAR METALS, INC.

By: /s/ Charles A. Judd                         By: /s/ Frank J. Vumbaco
   -------------------------                       -------------------------
        Charles A. Judd

Title: Vice President                           Title: VP Health & Safety
      ----------------------                          ----------------------

Date Signed:   9/21/95                          Date Signed:  8/25/95
            ----------------                                ----------------

                                 FIFTH ADDENDUM
                                     TO THE
               DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN
                       NUCLEAR METALS, INC., ("CUSTOMER")
                   AND ENVIROCARE OF UTAH, INC. ("DISPOSER")

                                    RECITALS

      1. Carolina Metals, Inc. is a wholly-owned subsidiary of Customer

      2. Customer desires that Carolina Metals, Inc. be added as a wholly-owned subsidiary and a party to the Disposal Agreement.

      2. Customer and Disposer desire to amend the Disposal Agreement in the particulars hereinafter provided.

NOW THEREFORE, it is agreed as follows:

      1. The first sentence is amended to read as follows: THIS AGREEMENT made and entered into as of this 10th day of June, 1996, by and between NUCLEAR METALS, INC., having its general offices at 2229 Main Street, Concord, Massachusetts 01742, its wholly-owned subsidiary, CAROLINA METALS, INC. having its general offices at P.O. Box 1366, Highway 80, Barnwell, South Carolina 29812 (hereinafter called "Customer"), and ENVIROCARE OF UTAH, INC., a Utah corporation, having its general offices at 46 West Broadway, Suite 240, Salt Lake City, Utah 84101 (hereinafter called "Disposer").

      2. Paragraph 13 is amended to add: CUSTOMER: Carolina Metals, Inc.
                                                   P.O. Box 1366
                                                   Highway 80
                                                   Barnwell, South Carolina
                                                   29812

      3. All terms and provisions of the Disposal Agreement and previous Addendums remain in full force, effect and unchanged except as hereinabove specifically provided.

THIS AGREEMENT made this 7th day of June, 1996.

ENVIROCARE OF UTAH, INC.                       NUCLEAR METALS, INC.

By: /s/ Charles A. Judd                   By: /s/ Frank J. Vumbaco
   -------------------------                 -----------------------------------
        Charles A. Judd                           Frank J. Vumbaco

Title: Vice President                     Title: Vice President, Health & Safety
      ----------------------                    --------------------------------

Date Signed:   6/18/96                    Date Signed:   June 10, 1996
            ----------------                          --------------------------

                                 SIXTH ADDENDUM
                                     TO THE
               DISPOSAL AGREEMENT DATED DECEMBER 29, 1989, BETWEEN
                       NUCLEAR METALS, INC., ("CUSTOMER")
                   AND ENVIROCARE OF UTAH, INC. ("DISPOSER")

                                    RECITALS

      Customer and Disposer desire to amend the Disposal Agreement in the particulars hereinafter provided.

NOW THEREFORE, it is agreed as follows:

      1. Paragraph 1 is amended extending the time during which the last shipment of Waste Material may arrive at The Facility _______________________ .

      2. The attached SCHEDULE "C-1" is added to the Disposal Agreement.

      3. All terms and provisions of the Disposal Agreement and previous Addendums with the exception of item 2 of the Fourth Addendum remain in full force, effect and unchanged except as herein specifically provided.

THIS AGREEMENT made this nineteenth day of September 20, 1996.

ENVIROCARE OF UTAH, INC.                             NUCLEAR METALS, INC.

By: /s/ Charles A. Judd                         By: /s/ James M. Spiezio
   -------------------------                       -------------------------
        Charles A. Judd

Title: Vice President                           Title: VP Finance
      ----------------------                          ----------------------

Date Signed:  9/20/96                           Date Signed:   9/20/96
            ----------------                                ----------------

                                 SCHEDULE "C-1"

                                (Disposal Only)


                                 PRICE SCHEDULE

                              NUCLEAR METALS, INC


    The following conditions and charges apply to the Waste Material to be delivered for disposal and which meets each of the requirements of this
Agreement:

    Customer represents that it will deliver ____________ of Waste Material to The Facility. Customer represents that the Waste Material is _______________ . Customer represents that ___________________________ Waste
Material will be delivered to The Facility _______________________. Disposer will invoice Customer at the rate of ____________ for disposal of the ________ Waste Material.

    This Agreement is made by Envirocare in partial consideration of assurances given by Customer that Waste Material will be ____________ _____________. Customer will insure that a ________________ of Waste Material will be delivered to The Facility ____________________.

    In the event Customer has not ______________ as stated above
______________, Disposer will invoice Customer at a rate of ______________ for all Waste Material delivered.

    Disposer will make all reasonable efforts to insure that all of the Waste Material is acceptable for disposal. The amount of any specific Waste Material found __________________________________________. In the event that the total ________ delivered is ________________, then after the last shipment arrival date provided in paragraph 1 of the Agreement, Envirocare shall invoice Customer __________________________. Said invoice shall be due and payable by Customer as provided in paragraph 9 of the Agreement.

    No more than ______________ of Waste Material shall be disposed at The Facility for Customer under this schedule.

MEASUREMENT OF WASTE MATERIAL. For payment purposes, volume or weight measurement of the Waste Material shall be made by Envirocare at any time prior to treatment or disposal, and Envirocare's measurements shall be conclusive.

    If the delivery schedule requires The Facility to operate
_______________, an additional charge of _______________________ shall be added to each applicable disposal charge.

    For any Waste Material which _________________, an additional charge of ____ shall be added to each applicable disposal charge for that particular Waste Material.